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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 16, 1999





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                0-11402                           74-1666060
(STATE OR OTHER JURISDICTION                  (COMMISSION                       (IRS EMPLOYER
     OF INCORPORATION)                        FILE NUMBER)                      IDENTIFICATION NO.)

                   3330 WEST MARKET STREET, AKRON, OHIO 44333
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 664-1000

                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.  OTHER EVENTS.

          On June 16, 1999, Telxon Corporation (the Company") issued a press release announcing: a delay in the release of its financial results for the fourth quarter, ended March 31, 1999, of its 1999 fiscal year; that it expects a significant loss for the quarter, including adjustments for the "end-of-life" and discontinuation of certain products; a further restatement of the previously released results for its second fiscal quarter ended September 30, 1998 based on a year-end review by the Company's outside auditors of a customer lease transaction; and progress made by the Company in the implementation of its new strategic plan.

          A copy of the press release discussing the above and certain related matters is included as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
                               ---------

          (c) Exhibits.

                  99 Press Release issued by the registrant on June 16, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELXON CORPORATION



Date:  June 17, 1999                   By: /s/ Glenn S. Hansen
                                           -------------------
                                           Glenn S. Hansen
                                           Vice President, Legal Administration
                                             and Corporate Counsel